SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: February 4, 2003
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)

             Virginia                  001-15811                54-1959284
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)     File Number)        Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136

        (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)


Item 5.  Other Events and Regulation FD Disclosure.

         On February 4, 2003, Markel issued a press release announcing fourth quarter and year-end financial results. A copy of this press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) none

        (b) none

        (c) Exhibits.

         No.   Description
         ---   -----------
         99.1  Press release issued February 4, 2003.


                                   SIGNATURE


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MARKEL CORPORATION


                                            By:   /s/ Darrell D. Martin
                                                 ----------------------------
                                            Name:  Darrell D. Martin
                                            Title: Executive Vice President
                                                   and Chief Financial Officer
Date:  February 19, 2003

Exhibit Index

Exhibit 99.1 Press release issued February 4, 2003.